Long Term Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Long Term Debt
9.	Long Term Debt

a)	Credit Facility

From December 2007 the Company was financed by a senior secured credit facility with a final maturity date of August 2016. This credit facility was fully repaid and terminated on March 19, 2014 using the proceeds of the issue of the 2019 Notes (see note 9(b)).

Amounts borrowed under the credit facility bore interest at USD LIBOR plus a margin of between 2.50% and 3.75% depending on the Leverage Ratio (being the ratio of the balance outstanding on the credit facility to the aggregate charter free market value of the secured vessels).

Due to the downturn after April 2011 in charter free market values of containerships, the Company obtained waivers from its lenders of the requirement to perform the Leverage Ratio test, the last of which had extended the waiver to April 30, 2015. Under the terms of the waivers, the Company paid a margin of 3.75% over USD LIBOR and made quarterly repayments of the credit facility in an amount equal to cash in excess of $20,000 determined as at the previous month end, subject to a minimum of $40,000 repayment a year on a rolling 12 month trailing basis. Additionally the Company was unable to make dividend payments to common shareholders.

	December 31, 2014	December 31, 2013
Secured credit facility, at USD LIBOR + 3.75%	$—	$366,366
Less current instalments	—	(50,110)

	$—	$316,256

b)	10.0% First Priority Secured Notes Due 2019

On March 19, 2014 the Company completed the sale of $420,000 of 10.0% First Priority Secured Notes (the “2019 Notes”) which mature on April 1, 2019. Proceeds after the deduction of the original issue discount, but before expenses, amounted to $413,700.

Interest on the 2019 Notes is payable semi-annually on April 1 and October 1 of each year, commencing on October 1, 2014. The 2019 Notes are secured by first priority ship mortgages on 17 of the Company’s 18 vessels (the “Mortgaged Vessels”) and by assignments of earnings and insurances, a pledge over certain bank accounts, as well as share pledges over each subsidiary owning a Mortgaged Vessel. The 2019 Notes are fully and unconditionally guaranteed, jointly and severally, by the Company’s 18 vessel owning subsidiaries and Global Ship Lease Services Limited.

	December 31, 2014	December 31, 2013
2019 Notes	$420,000	$—
Less original issue discount	(6,300)	—
Amortization of original issue discount	1,082	—

Closing balance	$414,782	$—

The original issue discount is being amortised on an effective interest rate basis over the life of the 2019 Notes.

Under the 2019 Notes we are required within 120 days following the end of each financial year, in which we have at least $1,000 of Excess Cash Flow, to offer to purchase up to a maximum offer amount of $20,000, such amount being the aggregate of 102% of the principal amount plus any accrued and unpaid interest to, but not including, the purchase date.

c)	Revolving Credit Facility

On March 19, 2014, and in connection with the 2019 Notes, the Company entered into a new $40.0 million senior secured revolving credit facility with Citibank N.A. (the “Revolving Credit Facility”). This facility matures on October 1, 2018. The interest rate under the facility is USD LIBOR plus a margin of 3.25% and is payable at least quarterly. A commitment fee of 1.30% per annum is due quarterly on undrawn amounts.

The collateral provided to the 2019 Notes also secures on a first priority basis the Revolving Credit Facility. There is a Cash Balance financial covenant which is tested each six months, commencing June 30, 2014. Up to and including December 31, 2015, the Company must have a minimum cash balance of $15,000 on each test date. After this date, the minimum cash balance on each test date increases to $20,000.

Amounts outstanding under this facility can be prepaid without penalty, other than breakage costs in certain circumstances. At December 31, 2014 no amounts had been drawn down under the Revolving Credit Facility.